                                                                 EXHIBIT 10.32.6

This instrument, when recorded,
should be returned to:

Robert N. Farrar
Attorney at Law
The Carnegie Building
607 Broad Street, Suite 141
Rome, Georgia  30161-3059

================================================================================

                            GROUND SUBLEASE AGREEMENT
                                      (P1)

                          Dated as of December 30, 1996

                                     between

                             SUNTRUST BANK, ATLANTA,
                              not in its individual
                       capacity but solely as Co-Trustee,
                               as Ground Sublessor

                                       and

                       ROCKY MOUNTAIN LEASING CORPORATION,
                               as Ground Sublessee

                                  Land Located
                            in Floyd County, Georgia

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  DEFINITIONS.....................................................  2

SECTION 2.  SUBLEASE OF GROUND INTEREST.....................................  2
            Section 2.1. Sublease of Ground Interest........................  2
            Section 2.2. Basic Ground Sublease Term.........................  2
            Section 2.3. Renewal Ground Sublease Term.......................  2
            Section 2.4. Return of Ground Interest..........................  3
            Section 2.5. Early Termination..................................  3
            Section 2.6. Net Lease..........................................  3

SECTION 3.  RENT FOR THE SUBLEASE OF THE GROUND INTEREST....................  4

SECTION 4.  QUIET ENJOYMENT IN FAVOR OF THE GROUND SUBLESSEE................  5
            Section 4.1. Ground Sublessee's Right of Quiet Enjoyment........  5
            Section 4.2. Conveyances Pursuant to Section 4.2 of Ground
                         Lease..............................................  5

SECTION 5.  USE OF THE GROUND INTEREST BY GROUND SUBLESSEE..................  5

SECTION 6.  TRANSFER OF GROUND INTEREST.....................................  5

SECTION 7.  INSPECTION......................................................  6

SECTION 8.  SECURITY FOR GROUND SUBLESSOR'S OBLIGATION TO THE
            LENDER..........................................................  6

SECTION 9.  MISCELLANEOUS...................................................  7
            Section 9.1. Amendments and Waivers.............................  7
            Section 9.2. Notices............................................  7
            Section 9.3. Survival...........................................  8
            Section 9.4. Successors and Assigns.............................  8
            Section 9.5. Business Day.......................................  9
            Section 9.6. Governing Law......................................  9
            Section 9.7. Severability.......................................  9
            Section 9.8. Counterparts.......................................  9
            Section 9.9. Headings and Table of Contents.....................  9
            Section 9.10.  Further Assurances...............................  9
            Section 9.11.  Effectiveness of Ground Sublease.................  9
            Section 9.12.  Limitation of Liability..........................  9

            Section 9.13.  Measuring Life................................... 10

LIST OF ATTACHMENTS:

Appendix A  -  Definitions

Schedule 1  -  Description of the Rocky Mountain Site
                      Facility Description Schedule
                      Exhibit A-2  -  Project Boundary Drawing
                      Exhibit A-3  -  Powertunnel and Powerhouse General
                                      Plan and Profile of the Rocky Mountain
                                      Project No. RM-00-CL-0013 R1
                      Exhibit A-4  -  Description of Equipment

                         GROUND SUBLEASE AGREEMENT (P1)

        This GROUND SUBLEASE AGREEMENT (P1), dated as of December 30, 1996 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Ground Sublease"), between SUNTRUST BANK, ATLANTA, a state banking corporation organized under the laws of the State of Georgia, not in its individual capacity but solely as Co-Trustee under the Trust Agreement (P1), dated as of December 30, 1996 with the Owner Trustee and the Owner Participant (together with its successors and permitted assigns, the "Ground Sublessor"), and ROCKY MOUNTAIN LEASING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (together with its successors and permitted assigns, the "Ground Sublessee").

        WHEREAS, Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized under the laws of the State of Georgia (together with its successors and assigns, "Oglethorpe") and Georgia Power Company, a corporation organized under the laws of the State of Georgia (together with its successors and assigns "Georgia Power") own the Rocky Mountain Site as tenants-in-common under the laws of the State of Georgia;

        WHEREAS, the Rocky Mountain Site is more particularly described in
Schedule 1 hereto, such Schedule 1 being attached to this Ground Sublease as part hereof;

        WHEREAS, by the Rocky Mountain Agreements, Oglethorpe and Georgia Power established their respective rights and obligations as tenants-in-common of the Rocky Mountain Site and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Rocky Mountain Site. Such improvements and personal property owned by Oglethorpe and Georgia Power as tenants-in-common under Georgia law include the Facility;

        WHEREAS, as tenants-in-common of such real and personal property, Oglethorpe and Georgia Power hold a 74.61% and 25.39% undivided interest, respectively, in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to the rights of the other to nonexclusive possession and the terms and conditions of the Rocky Mountain Agreements;

        WHEREAS, pursuant to the Head Lease, the Co-Trustee has acquired from Oglethorpe, as Head Lessor, a leasehold interest in the Undivided Interest in the Facility for a term equal to approximately 120% of the estimated useful life of the Facility, subject to extension as provided therein;

        WHEREAS, pursuant to the Ground Lease, the Co-Trustee has acquired from Oglethorpe, as Ground Lessor, a leasehold interest in the Ground Interest for a term equal to approximately 120% of the estimated useful life of the Facility, subject to extensions as provided therein;

        WHEREAS, pursuant to the Facility Lease, the Ground Sublessor, as Facility Lessor, will lease the Undivided Interest to the Facility Lessee for a term which shall end prior to the expiration of the term of the Head Lease; and

        WHEREAS, pursuant to this Ground Sublease, the Ground Sublessor is subleasing the Ground Interest to the Ground Sublessee for a term coterminous with that of the Facility Lease.

        NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained; and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

        Capitalized terms used in this Ground Sublease, including the recitals, and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto unless the context hereof shall otherwise require. The general provisions of Appendix A shall apply to terms used in this Ground Sublease and specifically defined herein.

SECTION 2. SUBLEASE OF GROUND INTEREST.

        Section 2.1. Sublease of Ground Interest. The Ground Sublessor hereby subleases the Ground Interest, upon the terms and conditions set forth herein, to the Ground Sublessee for the term and renewal terms described below, and the Ground Sublessee hereby subleases the Ground Interest from the Ground Sublessor. The Ground Sublessor and the Ground Sublessee understand and agree that (a) this sublease of the Ground Interest is subject to the limitations identified in the definition of Ground Interest, (b) legal title to the Rocky Mountain Site remains vested in the Ground Lessor and Georgia Power as tenants-in-common, (c) this sublease of the Ground Interest is subject and subordinate to the Lien of the Oglethorpe Mortgage and encumbrances described in the Title Report, (d) this sublease of the Ground Interest is subject and subordinate to the interest of the Ground Sublessor in the Ground Interest created pursuant to Section 2.1 of the Ground Lease and (e) this sublease of the Ground Interest is subject to the provisions of the Resource Management Agreement.

        Section 2.2. Basic Ground Sublease Term. The term of this Ground Sublease shall commence on the Closing Date and shall terminate at 11:58 p.m. (New York City time) on the Expiration Date (the "Basic Ground Sublease Term") subject to early termination pursuant to Section 2.5 hereof and extension for the Renewal Ground Sublease Term.

        Section 2.3. Renewal Ground Sublease Term. If the term of the Facility Lease shall be renewed for a Renewal Term pursuant to Section 15.4 of the Facility Lease, the term of the sublease to the Ground Sublessee hereunder will be automatically renewed for a term which shall be coterminous with the Renewal Term of the Facility Lease (a "Renewal Ground Sublease Term").

        Section 2.4. Return of Ground Interest. Subject to Section 6 hereof, on the last day of the Ground Sublease Term the Ground Sublessee shall return the Ground Interest to the Ground Sublessor by returning the same unto the possession of the Ground Sublessor without representation or warranty other than that the Ground Interest is free and clear of all Liens other than Liens permitted on the Ground Interest by Section 6 of the Facility Lease without any other liability or cost to the Ground Sublessee. Upon returning the Ground Interest, the Ground Sublessee shall execute, acknowledge and deliver a release of the Ground Interest to be prepared by the Ground Sublessor at its expense and in a form reasonably satisfactory to the Ground Sublessee to be duly recorded at the Ground Sublessee's expense in the Office of the Clerk of the Superior Court of Floyd County, Georgia. The obligations of the Ground Sublessee under this
Section 2.4 shall survive the termination of this Ground Sublease.

        Section 2.5. Early Termination. The Ground Sublease Term shall be deemed automatically terminated upon the expiration or early termination of the Facility Lease Term without any action of the Ground Sublessor or any other Person.

        Section 2.6. Net Lease. This Ground Sublease is a "net lease" and notwithstanding anything herein to the contrary, the Ground Sublessee's obligation to pay all rent and other sums payable hereunder (and all amounts payable in lieu of rent and other sums following termination of this Ground Sublease) shall be absolute and unconditional under any and all circumstances and shall not be terminated, extinguished, diminished, lost or otherwise impaired, nor shall the Ground Sublessee's other obligations hereunder or the Ground Sublessor's rights hereunder be terminated, extinguished, diminished, lost or otherwise impaired, by any circumstance of any character or for any reason whatsoever, whether or not the same involves the loss of all or any part of the leasehold estate granted by this Ground Sublease, including without limitation any of the following circumstances or reasons: (i) any setoff, counterclaim, recoupment, defense or other right which the Ground Sublessee may have against the Ground Sublessor, the Trustees, the Owner Participant, or the Lender or any other Person, including, without limitation, any breach by any of said parties of any covenant or provision under this Ground Sublease or under any Operative Document, (ii) any lack or invalidity of title or any defect in the title, condition, design, operation, merchantability or fitness for use of the Facility or any Component, or any foreclosure or deed in lieu of foreclosure of the Oglethorpe Mortgage, or any termination of the leasehold interest granted by this Ground Sublease as a result thereof by operation of law or contract, or any eviction by paramount title or otherwise, or any unavailability of the Facility, the Rocky Mountain Site, any Component, any other portion of the Facility Lessee's Rocky Mountain Interest or the interest of any other Person or any part of the foregoing for any reason whatsoever, (iii) any loss or destruction of, or damage to, the Facility or any Component or interruption or cessation in the use or possession thereof or any part of the foregoing by the Ground Sublessee for any reason whatsoever and of whatever duration, (iv) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the Facility, the Rocky Mountain Site, any Component, any other portion of the Ground Sublessee's Rocky Mountain Interest or any part of the foregoing by any Governmental Entity or otherwise, (v) the invalidity or unenforceability or lack of due authorization or other infirmity of this Ground Sublease or any other Operative Document, (vi) the lack of right, power or authority of the Ground Sublessor to enter into this Ground Sublease or any other Operative Document, (vii) any ineligibility of the Facility or any Component for any particular use, whether or not due to any failure of the Ground Sublessor or the Facility Operator to comply with any Applicable Law,
(viii) any event of "force majeure" or any frustration, (ix) any legal requirement similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, (x) any insolvency, bankruptcy, reorganization or similar proceeding by or against the Ground Sublessee or any other Person, (xi) any Lien of any Person with respect to the Facility, the Rocky Mountain Site, any Component, any other portion of the Ground Sublessee's Rocky Mountain Interest or any part of the foregoing, or (xii) any other cause, whether similar or dissimilar to the foregoing, any present or future law notwithstanding, except as expressly set forth herein or in any other Operative Documents, it being the intention of the parties hereto that all rent and other sums payable by the Ground Sublessee hereunder (and all amounts payable in lieu of rent and other sums following termination of this Ground Sublease) be paid in the manner and at the times provided for herein. Such rent and other sums payable hereunder shall not be subject to any abatement and the payments thereof shall not be subject to any setoff or reduction for any reason whatsoever, including any present or future claims of the Ground Sublessee or any other Person against the Ground Sublessor or any other Person under this Ground Sublease or otherwise. If for any reason whatsoever this Ground Sublease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, the Ground Sublessee nonetheless agrees to the extent permitted by Applicable Law, to pay to the Ground Sublessor any amount due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Ground Sublease not been so terminated. The provisions of this
Section 2.6 shall survive the termination of this Ground Sublease for any reason whatsoever. Upon and after the termination of the leasehold hereby granted for any reason whatsoever, the Ground Sublessee shall pay to the Ground Sublessor, in lieu of the rent and other sums payable hereunder, an amount equal to such rent and other sums, and this obligation is expressly agreed to be a covenant of the Ground Sublessee that is independent of the existence of such leasehold. The obligations of the Ground Sublessee to pay all amounts hereunder other than rent and other sums are also covenants that are independent of the existence of such leasehold and shall survive the termination thereof for any reason whatsoever.

SECTION 3. RENT FOR THE SUBLEASE OF THE GROUND INTEREST.

        As rent for the sublease of the Ground Interest for the Ground Sublease Term, the Ground Sublessee agrees to pay to the Ground Sublessor for the period commencing on the Closing Date and ending on the Expiration Date annual rent of $120,273 per year, payable in advance on July 1 of each year during the Ground Sublease Term; provided that the first payment of rent shall be payable on the Closing Date and shall be prorated from the beginning of the Ground Sublease

Term to July 1, 1997. Notwithstanding the foregoing, so long as the Ground Sublessor shall not be required to pay rent under the Ground Lease in accordance with Section 3.1 thereof, the Ground Sublessee shall not be required to pay rent hereunder. For the period from and after the Expiration Date to the end of the Ground Sublease Term the Ground Sublessee agrees to pay to the Ground Sublessor annual rent equal in timing and amount to the rent payable under the Ground Lease.

SECTION 4. QUIET ENJOYMENT IN FAVOR OF THE GROUND SUBLESSEE.

        Section 4.1. Ground Sublessee's Right of Quiet Enjoyment. The Ground Sublessor warrants that it has full right and authority to sublease the Ground Interest to the Ground Sublessee pursuant to the terms of this Ground Sublease and agrees that, notwithstanding any provision of any other Operative Document, during the Ground Sublease Term, the Ground Sublessor shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Sublessee of the subleasehold interest in the Ground Interest pursuant to the terms hereof; provided that the Ground Sublessor's covenant does not relate to actions of the Lender.

        Section 4.2. Conveyances Pursuant to Section 4.2 of Ground Lease. Sales, grants of leases or easements and conveyances of portions of the Rocky Mountain Site, rights of way, easements or leasehold interest made by the Ground Lessor in accordance with Section 4.2 of the Ground Lease shall not constitute a breach of the Ground Sublessee's right of quiet enjoyment under this Ground Sublease. Any Released Property sold, leased or otherwise conveyed pursuant to the Ground Lessor's Release Rights shall automatically, without further act of any Person, be released from this Ground Sublease.

SECTION 5. USE OF THE GROUND INTEREST BY GROUND SUBLESSEE.

        The Ground Sublessee's rights hereunder to use the Ground Interest shall be limited to the right of the Ground Sublessee, as Facility Lessee, to use the Ground Interest during the Ground Sublease Term in connection with the use, operation and maintenance of the Facility in accordance with the terms of the Rocky Mountain Agreements and the Facility Lease, which shall include the right to construct, install, operate, use, repair and relocate facilities and structures on or under the Rocky Mountain Site, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, safety sensor and monitoring systems and utility lines and systems, and any other uses as shall be permitted by the Rocky Mountain Agreements. Notwithstanding any provision contained in this Ground Sublease or in any Operative Document, the Ground Sublessee has the right to perform any and all acts required by an order of the FERC or its successor affecting the Facility or the Rocky Mountain Site without the prior approval of the Ground Sublessor or any other party to the Operative Documents.

SECTION 6. TRANSFER OF GROUND INTEREST.

        The Ground Sublessee expressly agrees that the Ground Sublessee shall not transfer its Ground Interest except as part of the Ground Sublessee's transfer of the Facility Sublessor's Rocky Mountain Interest pursuant to the Operative Documents. The Ground Sublessee acknowledges (x) that the Ground Sublessor shall have the right to transfer and convey the Ground Interest as part of a transfer under and in accordance with Section 10.2, 13.2, 14.4, 15.3, 17.1(c), 17.1(e), 18 or 19 of the Facility Lease in connection with the Ground Sublessor's transfer thereunder of the Facility Lessor's Rocky Mountain Interest and the Ground Sublessor and the Ground Sublessee agree to comply with the provisions of the applicable sections of the Facility Sublease and the Facility Lease in connection with such transfer to the extent required thereunder, and
(y) the Ground Sublessor's interest hereunder may be transferred together with the Facility Lessor's interest under the Facility Lease to the Lender or an Affiliate of the Lender or any other Person who is the purchaser thereof in foreclosure of the security title of the Deed to Secure Debt or the lien of the Loan Agreement or by deed in lieu of any such foreclosure or after any such foreclosure or deed in lieu of foreclosure. The Ground Sublessor acknowledges that the Ground Interest will be leased to the Ground Sub-sublessee pursuant to the Ground Sub-sublease and that the Ground Sublessee, as Ground Sub-sublessor thereunder, shall have the right to transfer and convey the Ground Interest under and in accordance with Sections 10.2, 13.2, 14.3, 17.1(c), 17.1(e), 18 or 19 of the Facility Sublease in connection with the Facility Sublessor's transfer thereunder of the Facility Sublessor's Rocky Mountain Interest, and the Ground Sub-sublessee shall have the right to sublease the Ground Interest to a Person which is a sublessee of the Undivided Interest in accordance with Section 19 of the Facility Sublease.

SECTION 7. INSPECTION

        During the Ground Sublease Term, at such times as reasonably requested, each of the Ground Sublessor, the Owner Trustee, the Owner Participant, the Lender and their representatives may, at reasonable times, on reasonable notice to the Co-Owners and at their own risk and expense (except, at the expense, but not risk, of the Ground Sublessee when an Event of Default has occurred and is continuing), inspect the Rocky Mountain Site; provided, however, that any such inspection will not interfere with the Co-Owners' normal commercial operation of the Rocky Mountain Site and will be in accordance with the Facility Operator's safety and insurance programs.

SECTION 8. SECURITY FOR GROUND SUBLESSOR'S OBLIGATION TO THE LENDER

        In order to secure the Secured Indebtedness, the Ground Sublessor will assign for security purposes its rights under this Ground Sublease. The Ground Sublessee hereby acknowledges that the security interest in this Ground Sublease will be assigned by the Ground Sublessor to the Lender pursuant to the Loan Agreement and the Deed to Secure Debt. The Ground Sublessor hereby consents to such assignment and the creation of such Liens and acknowledges receipt of copies of the Loan Agreement and the Deed to Secure Debt, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Sublessee shall have received written notice from the Lender that the Lien of the Loan Agreement and the security title of the Deed to Secure Debt have been fully released, the Lender under the Loan Agreement and the Deed to Secure Debt shall have the rights of the Ground Sublessor under this Ground Sublease and to the extent set forth in and subject to the exceptions set forth in the Loan Agreement or the Deed to Secure Debt.

SECTION 9. MISCELLANEOUS.

        Section 9.1. Amendments and Waivers. No term, covenant, agreement or condition of this Ground Sublease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

        Section 9.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or next business day or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clause (a) or (b) above, in each case addressed to such party and copy party at its address set forth below or at such other address as such party a copy party may from time to time designate by written notice to the other parties:

If to the Ground Sublessor:

        SunTrust Bank, Atlanta
        P.O. Box 4625
        Mail Code 008
        Atlanta, Georgia  30302

        Facsimile No.:  (404) 332-3966
        Telephone No.:  (404) 588-7813
        Attention:  Corporate Trust Department

        with copies to the Owner Trustee:

        Fleet National Bank
        777 Main Street
        Hartford, Connecticut  06115

        Facsimile No.:  (860) 986-7920
        Telephone No.:  (860) 986-4540
        Attention:  Corporate Trust Administration

        and to the Lender:

        Utrecht-America Finance Co.,
        c/o Rabobank Nederland, New York Branch
        245 Park Avenue
        New York, New York 10167-0062

        Facsimile No.:  (212) 916-7880
        Telephone No.:  (212) 916-7864
        Attention:  General Counsel's Office

If to the Ground Sublessee:

        Rocky Mountain Leasing Corporation
        c/o Corporation Trust Center
        1209 Orange Street, Room 123
        Wilmington, Delaware 19801

        Facsimile No.:  (302) 688-5459
        Telephone No.:  (302) 777-0250

        with copies to:

        Sutherland, Asbill & Brennan, L.L.P.
        999 Peachtree Street, N.E.
        Atlanta, Georgia 30309-3996

        Facsimile No.:  (404) 853-8806
        Telephone No.:  (404) 853-8000
        Attention:  Cada T. Kilgore, III

        and to the Lender at its address set forth above.

        Section 9.3. Survival. Except as expressly set forth herein, the warranties and covenants made by each party hereto shall not survive the expiration or termination of this Ground Sublease.

        Section 9.4. Successors and Assigns.

        (a) The Ground Sublessor hereby consents to the entry by the Ground Sublessee into and performance by the Ground Sublessee of the Operative Documents, including any assignment pursuant thereto. This Ground Sublease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

        (b) Except as expressly provided herein or in the other Operative Documents, the Ground Sublessor may not assign or transfer any of its interests herein without the consent of the other party hereto.

        (c) This Ground Sublease conveys a leasehold estate and not a usufruct.

        Section 9.5. Business Day. Notwithstanding anything herein to the contrary, if the date on which any payment or performance is to be made pursuant to this Ground Sublease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

        Section 9.6. Governing Law. This Ground Sublease shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance except to the extent the law of the State of Georgia is mandatorily applicable.

        Section 9.7. Severability. If any provision hereof shall be invalid, illegal or unenforceable under Applicable Law, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby.

        Section 9.8. Counterparts. This Ground Sublease may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

        Section 9.9. Headings and Table of Contents. The headings of the sections of this Ground Sublease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

        Section 9.10. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Ground Sublease.

        Section 9.11. Effectiveness of Ground Sublease. This Ground Sublease has been dated as of the date first above written for convenience only. This Ground Sublease shall be effective on the date of execution and delivery by the Ground Sublessee and the Ground Sublessor.

        Section 9.12. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Ground Sublease is executed and delivered by SunTrust Bank, Atlanta, not individually or personally but solely as Co-Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Co-Trustee is made and intended not as personal representations, undertakings and agreements by SunTrust Bank, Atlanta, but is made and intended for the purpose for binding only the Co-Trustee, (c) nothing herein contained shall be construed as creating any liability on SunTrust Bank, Atlanta, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Ground Sublessor or by any Person claiming by, through or under the Ground Sublessee and (d) under no circumstances shall SunTrust Bank, Atlanta, be personally liable for the payment of any indebtedness or expenses of the Co-Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Co-Trustee under this Ground Sublease. In addition, each of the parties hereto acknowledges and agrees that the Co-Trustee has been appointed by the Owner Participant and Owner Trustee for the purpose of exercising those trust powers in the State of Georgia which may not be exercised by the Owner Trustee under applicable law, and that, except as otherwise required by applicable law, the Co-Trustee shall not be obligated to take any action hereunder unless expressly directed in writing by the Owner Trustee or the Owner Participant in accordance with the terms of the Trust Agreement.

        Section 9.13. Measuring Life. If and to the extent that any of the rights and privileges granted under this Ground Sublease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Ground Sublease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Ground Sublease of the following Presidents of the United States: Franklin D. Roosevelt, Harry
S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush and William J. Clinton or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Ground Sublease, whichever of (a) and (b) is shorter.

        IN WITNESS WHEREOF, the undersigned have caused this Ground Sublease to be duly executed and delivered by their respective officers thereunto duly authorized.


                                   SUNTRUST BANK, ATLANTA, not in its
                                   individual capacity but solely as Co-Trustee under the Trust Agreement, as Ground Sublessor


                                   By: /s/ Bryan Echols
                                       ------------------------------
                                       Name:  Bryan Echols

                                       Title: Vice President
                                       Date:  12/30/96


                                   By: /s/ Sandra Thompson
                                       ------------------------------
                                       Name:  Sandra Thompson

                                       Title: Vice President
                                       Date:  12/30/96
Signed and delivered
in the presence of:


/s/ E. M. Schadru
-------------------------------
Unofficial Witness


/s/ David M. Boehm
-------------------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]

                                   ROCKY MOUNTAIN LEASING
                                   CORPORATION,
                                       as Ground Sublessee


                                   By: /s/ Eugen Heckl
                                       ------------------------------
                                       Name:  Eugen Heckl

                                       Title: Vice President
                                       Date:  12/30/96

Signed and delivered
in the presence of:


/s/ Leonard Scott
-------------------------------
Unofficial Witness


/s/ David M. Boehm
-------------------------------
Notary Public

My Commission Expires: March 16, 1998
[Notary Seal]

                           SCHEDULE TO EXHIBIT 10.32.6

                         GROUND SUBLEASE AGREEMENT (P1)

        The following table indicates for each transaction the name of the corresponding Owner Participant:

        Agreement    Date                 Owner Participant
        ---------    ---------------      --------------------------------------

        P1           December 30, 1996    Philip Morris Capital Corporation

        P2           January 3, 1997      Philip Morris Capital Corporation

        F3           December 30, 1996    First Chicago Leasing Corporation

        F4           December 30, 1996    First Chicago Leasing Corporation

        N5           December 30, 1996    NationsBanc Leasing & R.E. Corporation

        N6           January 3, 1997      NationsBanc Leasing & R.E. Corporation

        Other than Appendix A, the Exhibits and Schedules to the Ground Sublease Agreement (P1) are not filed herewith; however, the registrant hereby agrees that such Exhibits and Schedules will be provided to the Commission upon request.

                                                                      APPENDIX A
                                                                              to
                                                                 Ground Sublease

                                   DEFINITIONS

            Refer to Appendix A to Exhibit 10.32.1 of the Form 10-K.


                                       A-1